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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 25, 2001



                           COMPAQ COMPUTER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




             DELAWARE                                 1-9026                               76-0011617
    (Sate or Other Jurisdiction of               (Commission File No.)                    (IRS Employer
            Incorporation)                                                             Identification No.)





             20555 SH 249
            HOUSTON, TEXAS
    (Address of Principal Executive                                                             77070
               Offices)                                                                      (Zip Code)

                                 (281) 370-0670
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

In a press release dated July 25, 2001, Compaq Computer Corporation ("Compaq") (NYSE: CPQ) reported revenue of $8.5 billion for the second quarter ended June 30, 2001.

Net income from operations for the second quarter ended June 30, 2001 was $67 million, or $0.04 per diluted common share. Results exclude a $493 million charge for restructuring actions. Including this charge, Compaq reported a net loss of $279 million, or $(0.17) per diluted common share for the second quarter ended June 30, 2001. The press release, dated July 25, 2001, regarding its financial results for the second quarter 2001, including unaudited consolidated financial statements for the second quarter ended June 30, 2001, is attached as Exhibit 99.1.

Following its earnings release, Compaq hosted a call with financial analysts and the press, which was simultaneously webcast to the public. In that call, Compaq acknowledged the volatility of this economic market, and stated that in such an environment, it is focused on improving its business model and executing its strategic plans. Given the impact of general market conditions, in the third quarter ending September 30, 2001, Compaq expects revenue to be in the range of $8.0 billion to $8.4 billion and earnings per diluted common share to be in the range of $0.07 to $0.09.

On July 25, 2001, Compaq posted to its website: (i) Compaq's Chief Executive Officer, Michael D. Capellas' and Compaq's Chief Financial Officer, Jeff Clarke's second quarter 2001 earnings presentation to securities analysts on July 25, 2001, attached as Exhibit 99.2; (ii) its Second Quarter 2001 Financial Slides, attached as Exhibit 99.3; and (iii) its Business Outlook and Discussion of Financial Results, Second Quarter 2001, which contains unaudited financial information, attached as Exhibit 99.4. Each of these posted materials supplement the information in the press release containing Compaq's financial results for the quarter ended June 30, 2001.

Compaq's web site (www.compaq.com) contains a significant amount of information about Compaq, including financial and other information for investors. Compaq encourages investors to visit its web site from time to time, as information is updated and new information is posted.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         Exhibit 99.1        Press Release dated July 25, 2001.
         Exhibit 99.2 Executive Officers' Second Quarter 2001 Earnings Presentation to Securities Analysts on July 25, 2001.
         Exhibit 99.3        Second Quarter 2001 Financial Slides.
         Exhibit 99.4 Business Outlook and Discussion of Financial Results, Second Quarter 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMPAQ COMPUTER CORPORATION



Dated:  July 26, 2001                  By: /s/ Dick Smith
                                           -----------------------------------
                                           Dick Smith, Vice President, Deputy
                                           General Counsel and Assistant
                                           Secretary